UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 10, 2008
Williams Partners L.P.
(Exact name of registrant as specified in its charter)

Delaware	1-32599	20-2485124
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

One Williams Center
Tulsa, Oklahoma	74172-0172
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (918) 573-2000
NOT APPLICABLE
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
On October 10, 2008, Williams Partners L.P. (the “Partnership”) announced the second update of the Discovery system following the hurricanes in the Gulf of Mexico as well as the expected effect on its financial results. In addition to providing an operational update in the announcement, the Partnership announced that its previous third-quarter 2008 guidance for the expected financial effect of the hurricane-related damages and downtime is unchanged. The Partnership announced that it continues to expect a reduction in third-quarter 2008 consolidated segment profit of $6 million to $10 million, based on the Partnership’s 60-percent equity earnings in Discovery. The Partnership announced that it does not expect Discovery’s resulting third-quarter 2008 equity earnings to be materially different from its second-quarter 2008 equity earnings of $8.6 million. For fourth-quarter 2008, the Partnership expects a reduction in consolidated segment profit of $10 million to $20 million, also based on the 60-percent equity earnings in Discovery. As a result, the Partnership expects Discovery’s equity earnings for fourth-quarter 2008 to range from a loss of $10 million to breakeven. The Partnership’s estimates above for the expected effect on its results reflect its portion of Discovery’s property insurance deductible, but do not reflect any potential future recoveries under the Partnership’s business interruption insurance policy. The Partnership also announced that it does not does not expect any impact on its third or fourth quarter 2008 cash distributions to unitholders as a result of the hurricanes.
The Partnership owns 60 percent of the Discovery system, which includes an offshore natural gas gathering system, as well as the Larose natural gas processing plant and Paradis fractionation facility. Both processing facilities are onshore south of New Orleans.
A copy of the press release announcing the second update of the Discovery system following the hurricanes in the Gulf of Mexico as well as the expected effect on the Partnership’s financial results is furnished herewith as Exhibit 99.1. The information furnished is not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.
Item 9.01. Financial Statements and Exhibits.
     (a) None
     (b) None
     (c) None
     (d) Exhibits.

Exhibit Number	Description
Exhibit 99.1	Press release dated October 10, 2008, announcing an update of the Discovery system following the hurricanes in the Gulf of Mexico as well as the expected effect on financial results.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILLIAMS PARTNERS L.P.

	By:	Williams Partners GP LLC, its General Partner

Date: October 10, 2008	By:	/s/ William H. Gault
William H. Gault
Assistant Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 99.1	Press release dated October 10, 2008, announcing an update of the Discovery system following the hurricanes in the Gulf of Mexico as well as the expected effect on financial results.